As filed with the Securities and Exchange Commission on April 12, 2016

File No. [                  ]

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/X /

Pre-Effective Amendment No.	/ /
Post-Effective Amendment No.	/ /

SENTINEL VARIABLE PRODUCTS TRUST
(Exact Name of Registrant as Specified in Charter)

One National Life Drive	05604
Montpelier, Vermont	(Zip Code
(Address of Principal Executive Offices)
(802) 229-3113 (Registrant’s Telephone Number, including Area Code)
_____________________

Lisa Muller c/o Sentinel Asset Management, Inc. One National Life Drive Montpelier, Vermont 05604 (Name and Address of Agent for Service)	Copy to: John A. MacKinnon, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
_____________________

Title of securities being registered: common shares of beneficial interest, par value $.01 per share

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File No. 811-09917).

It is proposed that this filing shall become effective on May 12, 2016, pursuant to Rule 488 under the Securities Act of 1933.

SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Mid Cap Fund

One National Life Drive
Montpelier, Vermont 05604

May 16, 2016

Dear Shareholder:

You are cordially invited to attend a Special Meeting (the “Meeting”) of Shareholders of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”), a series of Sentinel Variable Products Trust (the “Trust”), to be held on June 13, 2016, at 10:00 a.m. (Eastern time), at the offices of Sentinel Asset Management, Inc., One National Life Drive, Montpelier, Vermont 05604. As an owner of record of a variable life insurance or annuity policy (a “Variable Product”) with amounts allocated to the Mid Cap Fund, you have the right to instruct the insurance company that issued your Variable Product as to the manner in which shares of the Mid Cap Fund attributable to your Variable Product should be voted. The Meeting is being held for the following purposes:

1. To approve a Plan of Reorganization pursuant to which the Sentinel Variable Products Small Company Fund (the “Small Company Fund”), a series of the Trust, would acquire substantially all of the assets of the Mid Cap Fund in exchange for the assumption, by the Small Company Fund, of substantially all of the liabilities of the Mid Cap Fund and for shares of the Small Company Fund, after which those shares will be distributed pro rata by the Mid Cap Fund to its shareholders in complete liquidation of the Mid Cap Fund; and

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The attached Combined Prospectus/Proxy Statement contains information about the Small Company Fund and provides details about the terms and conditions of the proposed reorganization (the “Reorganization”). You should review the Combined Prospectus/Proxy Statement carefully and retain it for future reference.

The Board of Trustees of the Trust has unanimously approved the Reorganization and recommends that you give voting instructions FOR its approval.

If shareholders of the Mid Cap Fund approve the Reorganization, shares of the Small Company Fund would be exchanged at net asset value for shares of the Mid Cap Fund. The shares of the Small Company Fund received in the Reorganization would be of the same class as the shares held in the Mid Cap Fund. Following the Reorganization, the Mid Cap Fund will cease operations as a separate series of the Trust. The Reorganization is expected to occur on or about June 17, 2016.

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Enclosed you will find a Notice of Special meeting of Shareholders, a Proxy Statement/Prospectus that describes the Reorganization proposal in greater detail, as well as important information about the Small Company Fund, and a voting instruction form.

Your vote is important. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed proxy card or voting instruction form and return it promptly in the envelope provided for this purpose, allowing sufficient time for its receipt by the close of business on June 13, 2016, so that your vote, based on the shares you own through your interest in a Variable Product, will be represented. In the event you later decide to attend the Meeting, you may revoke your voting instructions at that time and vote your shares in person. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the voting instruction form. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

Please read this information carefully and call us at 1-800-732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

Sincerely,

Mehran Assadi

Chairman of the Board of Trustees

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SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Mid Cap Fund

One National Life Drive
Montpelier, Vermont 05604

Notice of special meeting to be held on June 13, 2016

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of Shareholders of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”), a series of Sentinel Variable Products Trust (the “Trust”), will be held on June 13, 2016, at 10:00 a.m. (Eastern Time), at One National Life Drive, Montpelier, Vermont 05604. At the Meeting, shareholders of the Mid Cap Fund will be asked to consider and vote on the Proposal set forth below, as more fully described in the attached proxy statement, and to transact such other business as may be properly brought before the Meeting:

1. To approve a Plan of Reorganization pursuant to which the Sentinel Variable Products Small Company Fund (the “Small Company Fund”), a series of the Trust, would acquire substantially all of the assets of the Mid Cap Fund in exchange for the assumption, by the Small Company Fund, of substantially all of the liabilities of the Mid Cap Fund and for shares of beneficial interests of the Small Company Fund, after which those shares will be distributed pro rata by the Mid Cap Fund to its shareholders in complete liquidation of the Mid Cap Fund (the “Reorganization Proposal”), and

2. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Trustees of the Trust has fixed the close of business on April 1, 2016 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Shares of the Mid Cap Fund are held by variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. The participating life insurance companies with respect to the Funds are: National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company and Phoenix Life Insurance Company (collectively, the “Insurance Company Entities”). As an owner of a variable life insurance policy or variable annuity contract issued by one of the Insurance Company Entities and invested in the Mid Cap Fund as of April 1, 2016, you are entitled to instruct the applicable Insurance Company Entity how to vote Fund shares related to your investment at the Meeting and at any adjournments or postponements thereof. Owners of these variable life insurance policies or variable annuity contracts should consider themselves shareholders of the Mid Cap Fund, and therefore, shareholders of the Trust, for purposes of these proxy materials.

The Board of Trustees recommend that Shareholders vote “FOR” the Reorganization Proposal.

It is important that your shares be represented at the meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting in person, please follow the instructions on the enclosed proxy ballot for voting by internet or by

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telephone; or, if you prefer, please mark, sign, and date the enclosed voting instruction card and return it promptly in the enclosed envelope (which is postage prepaid, if mailed in the United States), so that your vote, based on the shares you are entitled to vote through your ownership of an Insurance Company Entity variable life insurance policy or annuity contract, will be represented. In the event you later decide to attend the Meeting, you may revoke your proxy at that time and vote your shares in person. Please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If by reason of having more than one policy or contract you receive more than one voting instruction form, please sign and return each card.

Please read this information carefully and call us at 1-800-732-8939 if you have any questions. Your vote is important to us, no matter how many shares you own.

By order of the Board of Trustees,

lisa muller

Secretary

May 12, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 13, 2016: This Notice, Proxy Statement and the Funds’ most recent Annual Report to shareholders are available on the internet at www.sentinelinvestments.com/SVPT-Proxy.

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SENTINEL VARIABLE PRODUCTS TRUST

Sentinel Variable Products Mid Cap Fund

We encourage you to carefully read the entire text of the Proxy Statement. For your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the Proposal to be voted on by shareholders below.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT

Q.	Why did I receive this package of materials?

A.	On February 9, 2016, the Board of Trustees of the Trust approved the reorganization of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”) with and into the Sentinel Variable Products Trust Small Company Fund (the “Small Company Fund”) (the “Reorganization”) and the Plan of Reorganization.

A special meeting (the “Meeting”) of shareholders of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”), a series of Sentinel Variable Products Trust, is scheduled to be held at 10:00 a.m., Eastern Time, on June 13, 2016. As further explained in these materials, at the Meeting, shareholders of the Mid Cap Fund will be asked to approve the Plan of Reorganization (the “Proposal”). In the Reorganization, the Small Company Fund would acquire substantially all of the assets of the Mid Cap Fund in exchange for the assumption, by the Small Company Fund, of substantially all the liabilities of the Mid Cap Fund and for shares of beneficial interests of the Small Company Fund, after which, the Small Company Fund shares would be distributed pro rata by the Mid Cap Fund to its shareholders in complete liquidation of the Mid Cap Fund. If Shareholders approve the Reorganization, each shareholder of the Mid Cap Fund would become a shareholder of the Small Company Fund. The series surviving the Reorganization, the Small Company Fund, is referred to as the “Combined Fund”.

As the owner of a variable life insurance policy or variable annuity contract, you instruct your insurance company to allocate your account value into one or more separate accounts, each of which is divided into sub-accounts. Each sub-account, in turn, invests your specified account value in shares of a corresponding mutual fund. Therefore, you are indirectly investing in the underlying mutual fund. Under the federal securities laws, you have the right to instruct your insurance company how to vote the shares related to your investment on any shareholder proposal.

If you have received these proxy materials, you have allocated some or all of your account value to the Mid Cap Fund as of April 1, 2016 (the “Record Date”). You are being asked to provide voting instructions to your insurance company on the Proposal. You should consider yourself a shareholder of the Mid Cap Fund, and, therefore, a shareholder of the Trust, for purposes of these proxy materials.

Q.	Why are the Trustees proposing the Reorganization of the Mid Cap Fund into the Small Company Fund?

A.	The Board considered the following factors, among other, in determining to recommend that Mid Cap Fund shareholders vote in favor of the Reorganization:

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(i)	The Combined Fund will have larger net assets, the same investment objective and similar investment strategies to those of the Mid Cap Fund; and

(ii)	The larger net asset size of the Combined Fund is expected to result in operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund).

Although the Small Company Fund and the Mid Cap Fund have identical investment objectives, the Funds have differences in their investment strategies. The Small Company Fund invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion. The Mid Cap Fund normally invests at least 80% of its assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. These differences, as well as other differences, are discussed in more detail below under “Summary – Comparison of the Mid Cap Fund and the Small Company Fund” and “Comparison of the Mid Cap Fund and the Small Company Fund.”

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Mid Cap Fund nor its shareholders, nor the Small Company Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Plan of Reorganization.

Q.	Who will manage the Small Company Fund after the Reorganization?

A.	Sentinel Asset Management, Inc. is the investment adviser to the Small Company Fund and the Mid Cap Fund, and will be the investment adviser to the Combined Fund. Jason Ronovech is the portfolio manager for each of the Mid Cap Fund and the Small Company Fund, and is expected to continue as the portfolio manager of the Combined Fund

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about June 17, 2016, or as soon as possible thereafter.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. The Mid Cap Fund will declare a dividend of its taxable income and net capital gain, if any, just prior to the Reorganization. Owners of variable life insurance policies or variable annuity contracts are not expected to recognize any income or gains for federal income tax purposes from this dividend.

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Q.	Who will pay for the costs of the Reorganization?

A.	The costs of the Reorganization, including the legal costs associated with the Reorganization (including the costs of the legal opinions to be received pursuant to the Plan of Reorganization) and the costs related to the printing and mailing of the Proxy Statement and accompanying information and the operational and system programming costs relating to the Reorganization, will be paid by Sentinel Asset Management, Inc. The total costs are currently estimated to be approximately $25,000.

Q.	How does the Board of Trustees recommend that I vote?

A.	After careful consideration of the Proposal, the Board of Trustees unanimously recommends that you vote FOR the reorganization of the Funds.

Q.	I don’t own very many shares. Why should I bother to vote?

A.	Your vote makes a difference. If numerous shareholders just like you fail to vote, we may not receive sufficient votes to hold the Meeting or approve the Proposal.

Q.	Who is entitled to vote?

A.	Shareholders of record as of the Record Date will be entitled to vote at the meeting. Shares of beneficial interests of the Trust are currently sold only to life insurance companies. Each insurance company holds its shares of beneficial interest of the Mid Cap fund in a variable account, which serves as a funding vehicle for its insurance products. In accordance with its view of present applicable law, each insurance company will vote its shares in accordance with instructions received from persons having a voting in the variable account. The persons having voting interests as of the record date will be entitled to submit voting insurance to their insurance company. Any person who owned a variable life insurance policy or variable annuity contract issued by National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company, Phoenix Life Insurance Company, and who allocated his account value to an investment in the Mid Cap Fund as of the record date, which was the close of business on the New York Stock Exchange on April 1, 2016, is entitled to provide voting instructions to the applicable insurance company on the Proposal — even if that person later sells his interest in the Mid Cap Fund. You may cast one vote for each dollar of net asset value per share you owned on the record date.

Q.	How can I vote?

A.	Please refer to the enclosed voting instruction form for information on authorizing a proxy and submitting voting instructions by mail, phone or internet. You may also vote by attending and submitting a ballot at the Meeting.

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TABLE OF CONTENTS

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PROXY STATEMENT FOR

Sentinel Variable Products Mid Cap Fund, a series of SENTINEL VARIABLE PRODUCTS TRUST (the “Trust”)

ONE NATIONAL LIFE DRIVE
MONTPELIER, VT 05604

PROSPECTUS FOR
Sentinel Variable Products Small Company Fund, a series of SENTINEL VARIABLE PRODUCTS TRUST (the “Trust”)

ONE NATIONAL LIFE DRIVE
MONTPELIER, VT 05604

DATED May 12, 2016

RELATING TO THE REORGANIZATION OF

Sentinel Variable Products Mid Cap Fund

With and into

Sentinel Variable Products Small Company Fund

Each a series of SENTINEL VARIABLE PRODUCTS TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON June 13, 2016

This combined Prospectus/Proxy Statement (the “Proxy Statement”) is being furnished to owners of variable life insurance policies and variable annuity contracts (each, a “Variable Product”) issued by one of the insurance companies listed below (collectively, the “Insurance Company Entities”), who, as of April 1, 2016 (the “Record Date”), had account values allocated to the sub-accounts of an Insurance Company Entity’s separate account (a "Separate Account") that invests in shares of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”). Each Insurance Company Entity will vote its shares held in a Separate Account in accordance with the voting instructions received from Variable Product owners having a voting interest in the Separate Account as of the Record Date. As an owner of such Variable Product of beneficial interests, you should consider yourself a shareholder of the Mid Cap Fund and the Trust for purposes of this Proxy Statement.

This Proxy Statement relates to the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Sentinel Variable Products Trust (the “Trust”), to be voted at the Special Meeting of shareholders to be held at 10:00 a.m. (Eastern time) on June 13, 2016, at One National Life Drive, Montpelier, Vermont 05604 (the “Meeting”), and at any and all adjournments or postponements thereof. This Proxy Statement contains information that shareholders of the Trust should know before voting on the proposal before them, and should be reviewed and retained for future reference.

The Insurance Company Entities referred to above are: National Life Insurance Company, Phoenix Life and Annuity Company, PHL Variable Insurance Company and Phoenix Life Insurance Company.

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The proposal described in this Proxy Statement (the “Proposal”) is to approve a Plan of Reorganization providing for the reorganization of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund” or the “Acquired Fund”), a series of the Trust, with and into the Sentinel Variable Products Small Company Fund (the “Small Company Fund” or the “Surviving Fund”), also a series of the Trust (the “Reorganization”). The Mid Cap Fund and the Small Company Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”. The series surviving the Reorganization, the Small Company Fund, is referred to as the “Combined Fund”. The Board of Trustees of the Trust (the “Board”), including a majority of Trustees who are not interested persons of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), has approved the Plan of Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Mid Cap Fund and constitutes an offering of the shares of beneficial interest of the Small Company Fund issued in the Reorganization. Please read it carefully and retain it for future reference.

A Statement of Additional Information dated May 12, 2016 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement. A copy of the Reorganization SAI is available upon request and without charge by contacting Sentinel Administrative Services, Inc. (“SASI”) toll free at (800) 282-3863.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	the Prospectus related to the Mid Cap Fund, dated [April 30, 2015], as supplemented;

•	the Statement of Additional Information related to the Mid Cap Fund, dated [April 30, 2015];

•	the Statement of Additional Information related to the Small Company Fund, dated [April 30, 2015]; and

•	the Annual Report to shareholders of Sentinel Variable Products Trust relating to the Mid Cap Fund for the fiscal year ended December 31, 2015, which has previously been sent to shareholders of the Mid Cap Fund.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

This Proxy Statement and the accompanying materials are being mailed on or about May 17, 2016.

The Trust is organized as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s shares of beneficial interest are registered under the Securities Act of 1933, as amended.

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All shareholders of Mid Cap Fund as of the close of business on April 1, 2016 (the “Record Date”), are entitled to be present and to vote in person or by proxy at the Meeting. Holders of whole shares of the Funds are entitled to one vote per dollar of net asset value held as of the close of business on the Record Date and are entitled to a proportionate fractional vote for each fractional share held as of the close of business on the Record Date.

As of the Record Date, the Mid Cap Fund had shares of beneficial interest outstanding, total net asset value and total number of votes as set forth below:

Name of Fund	Shares Outstanding	Total net asset value ($)/ Total number of votes

SVP Mid Cap Fund	1,333,845.949	15,539,305.31

Except as set forth below under the caption “Security Ownership of Certain Beneficial Owners,” to the knowledge of the Trust, as of the Record Date, no person is the beneficial owner of 5% or more of the outstanding shares of the Trust or any Fund.

Whether or not you are able to attend the Meeting, your vote is important. Because it is anticipated that most shareholders will be unable to be present at the Meeting, it is necessary that enough shares be represented by proxy to constitute, along with the shares present in person, a legal quorum of shareholders of the Trust, so that the Meeting can be held and the proposed actions taken. If a quorum is not present, no actions will be taken and the Meeting will be adjourned until such time as a quorum is present. We therefore urge you to mark, date, sign and mail your proxy promptly, or to provide voting instructions via telephone or the internet, following the instructions on the proxy ballot, to make certain that your shares are represented and will be voted at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

As the legal owner of the shares of the Funds, each Insurance Company Entity has the right to vote upon any matter that may be voted upon at the Meeting. Most Insurance Companies will vote Fund shares in accordance with the instructions of policy- and contract-owners and will vote Fund shares held in each account for which policy- and contract-owners do not send timely instructions in the same proportion as shares of the Funds that comprise the Trust in that account for which instructions are received. As a result, a relatively small number of policy-and contract-owners may determine the outcome of the vote.

For each share of the Mid Cap Fund in which policy- and contract-owners have no interest, including any shares held in an Insurance Company Entity’s general account, the Insurance Company Entity will cast votes, for or against any matter, in the same proportion as votes cast by policy- and contract-owners providing voting instructions.

Any authorized voting instructions will also be valid for any adjournment of the Meeting and will be revocable only at the direction of the owner who has given such authorization. If an insufficient number of votes are obtained to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.

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Shares will be voted for any such adjournment at the discretion of the Insurance Company Entity in whose account the shares are held. Whether the Proposal is approved depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against that Proposal.

Voting instructions and proxy cards may be revoked it at any time before they are voted (unless the proxy states that it is irrevocable and it is coupled with an interest) by a duly executed a superseding voting instruction card or proxy card bearing a later date and delivering it to the Secretary at the address listed below, by giving written notice of the revocation of such voting instructions or proxy card to the Secretary at the address listed below, or by attending the Meeting and voting in person. Each Insurance Company Entity will vote Fund shares in accordance with all properly executed and unrevoked voting instructions received in time for the Meeting or properly given at the Meeting.

The accompanying proxy is solicited by mail by and on behalf of the Board of Trustees of the Trust. The Trust has retained Boston Financial Data Services (“BFDS”) to solicit proxies for the Meeting. BFDS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting banks, brokers and others, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $15,000 and will be paid, by Sentinel Asset Management, Inc. whether or not the Proposal is successful. Upon request, the Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Funds’ shares.

Sentinel Asset Management, Inc. or its predecessor (the “Adviser”), has provided investment advisory services to the Funds since their inception. The principal underwriter of the Funds in Sentinel Financial Services Company, and the Funds’ administrator is Sentinel Administrative Services, Inc. Each of these entities is located at One National Life Drive, Montpelier, Vermont 05604.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust.

Annual reports are sent to policy - and contract- owners of record following the Trust’s fiscal year end. The Trust will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a policy - and contract- owners upon request. Such written or oral requests should be directed to Secretary, Sentinel Variable Products Trust, One National Life Drive, Montpelier, Vermont 05604, or by calling the Trust toll free at 1-800-732-8939.

Please note that only one annual report or Proxy Statement may be delivered to two or more policy - and contract- owners of a Fund who share an address, unless the Trust has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Trust at the address and phone number set forth above.

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PROPOSAL 1: TO APPROVE THE REORGANIZATION OF THE MID CAP FUND INTO THE SMALL COMPANY FUND

Shareholders of the Trust are being asked to approve the Agreement and Plan of Reorganization (the “Plan of Reorganization”). The Form of the Plan of Reorganization is attached here to as Appendix A. The Plan of Reorganization provides for:

•	the transfer of substantially all of the assets and liabilities of the Mid Cap Fund to the Small Company Fund in exchange for shares of the Small Company Fund;

•	the distribution of such shares to the Mid Cap Fund’s shareholders; and

•	the termination of the Mid Cap Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the Small Company Fund will acquire substantially all of the assets and liabilities of the Mid Cap Fund, and shareholders of the Mid Cap Fund will receive shares of beneficial interest of the Small Company Fund with an aggregate net asset value equal to the aggregate net asset value of the Mid Cap Fund shares of beneficial interest that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because Sentinel believes that it is no longer feasible to manage the Mid Cap Fund as a separate series of the Trust in today’s competitive environment. As an asset class, actively managed mid-cap funds have had significant net outflows over the past three years, and the Mid Cap Fund specifically has had net negative sales in each calendar year between 2012 and 2015. The Mid Cap Fund’s relative performance is not competitive. As of December 31, 2015, the Fund, which resides in the Morningstar Mid Cap Growth category, had a 1-year performance ranking in the 53rd percentile. Based on the Mid Cap Fund’s relative performance, and the challenging nature of the asset class in general, Sentinel believes the prospects for additional growth of the Fund are small. The Mid Cap Fund and the Small Company Fund have identical investment objectives, and are managed by the same team of Sentinel investment professionals who employ a similar process in making investment decisions for both Funds.

The net assets of the Mid Cap Fund are significantly smaller than the net assets of the Small Company Fund. Following the Reorganization, the Mid Cap Fund shareholders will generally have lower gross annual operating expense ratios as described more fully below. In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by the shareholders. As a result, Sentinel believes Mid Cap Fund shareholders would benefit from becoming shareholders of the Small Company Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Mid Cap Fund, including the Independent Trustees, determined that the Reorganization is in the best interests of the Mid Cap Fund and its shareholders and that the interests of the Mid Cap Fund shareholders will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization. The Board approved the Reorganization at a meeting held on February 9, 2016.

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The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	The review of the investment objectives, strategies and policies of the Mid Cap and Small Company Funds. See “Comparison of the Mid Cap Fund and the Small Company Fund—Investment Objectives and Principal Investment Strategies.”

•	The expectation that the Combined Fund resulting from the completion of the Reorganization will achieve certain operating efficiencies from its larger net asset size.

•	The expectation that, because of the larger asset size of the Combined Fund, the shares of the Combined Fund to be received by Mid Cap Fund shareholders in the Reorganization (as indicated in the table below under “Fees and Expenses”) will have generally lower gross annual operating expense ratios than the gross annual operating expense ratios of Mid Cap Fund shares held by the Mid Cap Fund shareholders prior to the Reorganization.

•	Both Funds are managed by Sentinel Asset Management, Inc., and the same teams of investment professionals.

•	The expectation that the prospects for growth of the Combined Fund are greater than the prospects for growth of the Mid Cap Fund.

•	The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. Prior to the Reorganization, the Mid Cap Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, if any a Owners of variable life insurance policies or variable annuity contracts are not expected to recognize any income or gains for federal income tax purposes from this dividend.

•	The fact that the aggregate net asset value of the shares that Mid Cap Fund shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders own immediately prior to the Reorganization, and that shareholders of the Mid Cap Fund will not be diluted as a result of the Reorganization.

The Board, including all of the Independent Trustees, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of a Reorganization. The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Comparison of the Mid Cap Fund and the Small Company Fund

            Investment Objectives

The Mid Cap Fund and the Small Company Fund have identical investment objectives – to seek growth of capital. See “Comparison of Principal Investment Objectives, Strategies, and Policies” attached hereto as Exhibit A. The Combined Fund’s investment objectives will be that of the Small Company Fund.

            Principal Investment Strategies

There are some important differences between the principal investment strategies of the Small Company Fund and those of the Mid Cap Fund, although the same investment team manages both Funds and uses a similar investment process in its efforts to achieve each Fund’s investment objective. The principal investment strategies of the two Funds are discussed in more detail in the side-by-side chart below to facilitate comparison. The principal investment strategies of the Combined Fund will be those of the Small Company Fund.

Mid Cap Fund	Small Company Fund
The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small companies are considered to be companies that have, at the time of purchase, market capitalizations of less than $4 billion.

The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.	The Fund invests primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

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The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.
Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor's MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.
The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.	The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. The Fund may also sell a security to meet redemptions.

For information about the fundamental investment policies applicable to each Fund, see Exhibit B attached hereto.

            Principal Investment Risks

Because of their similar investment policies, the principal investment risks associated with an investment in the Small Company Fund are similar to those associated with an investment in the Mid Cap Fund. Principal investment risks for both Funds include general foreign securities risk, investment style risk, sector risk, stock market and selection risk and stocks of smaller companies risk. An additional principal investment risk of the Small Company Fund is illiquid securities risk, where the Mid Cap Fund does not have that as a principal investment risk. More information on each of these types of investment risk can be found under “Comparison of the Mid Cap Fund and the Small Company Fund – Principal Investment Risks” below.

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            Fees and Expenses

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The pro forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the first day of the Fund’s fiscal year ended December 31, 2015. The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund’s fiscal period ended December 31, 2015. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

The tables do not reflect the fees and expenses relating to any Variable Product. Please refer to the prospectus for your Variable Product for information regarding fees and expenses relating to the Variable Product.

Shareholder Fees (fees paid directly from your investment)

Pro Forma
	Mid Cap Fund	Small Company Fund	Combined Fund
Maximum Sales Charge(Load) Imposed on Purchases (as a percentage of offering price)	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None

Redemption Fees	None	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			Pro Forma
	Mid Cap Fund	Small Company Fund	Combined Fund
Management Fee	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fee	None	None	None

Other Expenses	0.31%	0.28%	0.28%

Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%

Total Annual Fund Operating Expenses	0.81%	0.79%	0.79%

Expense Examples

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples do not reflect expenses and charges which are, or may be, imposed under your Variable Product. These examples assume that you invest $10,000 in each Fund for the time periods indicated that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year. The examples also assume that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Fund/Class	1 year	3 years	5 years	10 years
Mid Cap	$83	$259	$450	$1,002

Small Company	81	252	439	978

Pro Forma – Combined Fund	81	252	439	978

            Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the Small Company Fund’s portfolio turnover rate was 77% of the average value of its portfolio and the Mid Cap Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

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            Purchase and Sale of Fund Shares

You cannot purchase or sell shares of the Funds directly. Shares of the Fund are offered only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. Please refer to the separate prospectus for the separate account and its related contract for a more detailed description of the procedures under which a contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of the Fund as an underlying investment medium.

            Tax Information

Shares of the Funds are offered to separate accounts of life insurance companies and may be offered to certain other eligible investors. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly no income, gain or loss should be recognized on ordinary income or capital gain distributions to separate accounts or upon the sale or redemption of shares of the Funds held by such accounts. Please refer to the appropriate tax disclosure in the prospectus for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, and the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

            Payments to Insurance Companies and Other Financial Intermediaries

If you purchase shares of a Fund through an insurance company or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

            Federal Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Mid Cap Fund will not recognize a gain or a loss for federal income tax purposes on the transactions contemplated by the Reorganization. The Mid Cap Fund will declare a dividend of its taxable income and net capital gains, if any, just prior to its Reorganization. Owners of variable life insurance policies or variable annuity contracts are not expected to recognize any income or gains for federal income tax purposes from this dividend.

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            Purchase, Exchange, Redemption, Transfer and Pricing of Fund Shares

The policies of the Mid Cap Fund and the Small Company Fund regarding the purchase, redemption, exchange and transfer of Fund shares, and the pricing of Fund shares, are identical. Please see “Comparison of the Mid Cap Fund and the Small Company Fund—Distribution and Shareholder Servicing Arrangements”,“ –Purchase, Exchange, Redemption and Transfer of Fund Shares”, and “—Pricing of Fund Shares” below for information regarding the purchase, exchange, redemption, transfer and pricing of Fund shares.

COMPARISON OF THE MID CAP FUND AND THE SMALL COMPANY FUND

Investment Objectives and Principal Investment Strategies

Mid Cap Fund. The investment objective of the Mid Cap Fund is to seek growth of capital.

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor's MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers' company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to fund redemptions.

Small Company Fund. The investment objective of the Small Company Fund is to seek growth of capital.

The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small-capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion. The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

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Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold, if the holding size exceeds the portfolio managers' company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Comparison of Investment Objectives

The investment objectives of the Mid Cap Fund and the Small Company Fund are identical. Each Fund seeks growth of capital.

Comparison of Investment Strategies

Both Funds focus on building a portfolio with securities of companies that Sentinel believes are high quality, have superior business models, solid management teams, and sustainable growth potential and are attractively valued. The investment team uses a similar process to evaluate potential investments for both Funds. The investment process uses a multi-factor quantitative screen to help identify stocks with the appropriate market capitalization, targeted profitability, valuation, cash flow and technical parameters, and liquidity. Potential investments are then subject to a fundamental, bottom-up analysis.

Both Funds may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars. In addition, each Fund may invest up to 25% of its assets in securities within a single industry. Both Funds attempt to be well-balanced across major economic sectors.

In managing the two Funds, the investment team employs the same sell discipline. A security may be sold if the portfolio manager believes it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold, if the holding size exceeds the portfolio manager’s company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. A partial position in a security may be sold in order to manage the size of the position. In addition, a security may also be sold to meet redemptions.

The Funds differ in the market capitalization of the companies in which they seek to invest. The Mid Cap Fund seeks to invest 80% of its assets in mid-capitalization companies. For these purposes, mid-cap companies have a market capitalization of between $500 million and $25 billion. The Small Company Fund seeks to invest 80% of its assets in small-capitalization companies. For these purposes, small-cap companies have a market capitalization of less than $4 billion. As of January 29, 2016, the Mid Cap and Small Company Funds had approximately 18 holdings in common, totaling approximately $7 million, or 49% of the Mid Cap Fund’s assets under management.

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Fundamental Investment Policies

The fundamental investment policies of the Mid Cap and Small Company Funds are listed in Exhibit B and cannot be changed without shareholder approval.

The fundamental policies of the Mid Cap Fund and of the Small Company Fund are identical. The fundamental policies of the Small Company Fund will be the fundamental policies of the Combined Fund.

The Funds are also subject to non-fundamental policies, which are established and may be changed without shareholder approval, by 60 days' prior written notice to shareholders.

It is a non-fundamental policy of the Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change.

It is a non-fundamental policy of the Mid Cap Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid-cap companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change.

Principal Investment Risks

You could lose money by investing in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Funds.

Principal investment risks of both the Mid Cap Fund and the Small Company Fund are general foreign securities risk, investment style risk, sector risk, stock market and selection risk and stocks of smaller companies risk. An additional principal investment risk of the Small Company Fund is illiquid securities risk.

The following are the principal investment risks involved in an investment in the Funds:

General Foreign Securities Risk. Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities. For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations. Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result. If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices. There may be less supervision and regulation of foreign exchanges. Foreign companies generally release less financial information than comparable U.S. companies. Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements. Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries. The Funds are not required to hedge against foreign currency exchange rates.

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Investment Style Risk. The Funds focus on “growth” stocks. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk. To the extent a Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market change over time.

Stock Market and Selection Risk. The stock market may go down in value, and may go down sharply and unpredictably. The stocks selected by the portfolio managers may underperform the stock market or other funds with similar investment objectives and investment strategies.

Stocks of Smaller Companies Risk. The stocks of small- and/or mid-capitalization companies in which the Funds invest typically involve more risk than the stocks of larger companies. These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers. In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

The Small Company Fund is subject to the following additional principal investment risk:

Illiquid Securities Risk. Securities held by the Small Company Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily resell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value.

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Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown. The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance.

Mid Cap Fund

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of the Russell Midcap Index.

Inception: 11/30/2000

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 13.82% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.88% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Return	-1.23	9.74	5.96
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)	-2.44	11.44	8.00

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Small Company Fund

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 years compare with those of the Russell 2000® Index. The bar chart shows changes in the Fund's performance for each calendar year over a ten-year period.

Inception: 11/30/2000

Annual Total Return (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 16.27% (quarter ended September 30, 2009) and the lowest return for a quarter was -24.27% (quarter ended December 31, 2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Return	-1.34	10.24	8.14
Russell 2000 Index (Reflects no deduction for fees, expenses or taxes)	-4.41	9.19	6.80

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

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The accounting survivor of the Reorganization will be the Small Company Fund. As such, the Combined Fund will continue the performance history of the Small Company Fund after the closing of the Reorganization.

Descriptions of Benchmark Indices Used by the Funds

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. (Mid Cap Fund)

The Russell 2000 Index measures the performance of 2000 small-cap companies within the U.S. equity universe. (Small Company Fund)

Management of the Funds

Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to each of the Funds and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Sentinel provides general supervision of the Funds’ investments as well as certain administrative and related services. Sentinel is an indirect wholly owned subsidiary of National Life Holding Company. Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

As compensation in full for services rendered under the Advisory Agreements, the Trust pays to the Adviser a monthly fee determined as follows with respect to each of the Mid Cap Fund and the Small Company Fund:

Advisory Fee Rate	Average Daily Net Assets
0.50%	First $200 million
0.45%	Next $300 million
0.40%	In excess of $500 million

For the fiscal year ended December 31, 2015, the Mid Cap Fund paid advisory fees to Sentinel at the rate of 0.50% of average net assets, and the Small Company Fund paid advisory fees to Sentinel at the rate of 0.50% of average net assets.

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The fee schedule that applies to the Funds will apply to the Combined Fund following the Reorganization.

A discussion regarding the basis for the Board’s approval of the advisory agreements is available in the Funds’ most recent Annual Report to shareholders for the year ended December 30, 2015, which has previously been provided to shareholders, and is available to shareholders by calling toll-free at (800) 282-3863.

Portfolio Managers

Jason Ronovech is the portfolio manager for each of the Mid Cap Fund and the Small Company Fund and is primarily responsible for the day-to-day management of each Fund’s portfolio. Mr. Ronovech has been a portfolio manager of each of the Mid Cap Fund and the Small Company Fund since March 30, 2013. Mr. Ronovech is expected to continue to be the portfolio manager of the Combined Fund following the Reorganization. The Funds’ Statement of Additional Information provides additional information about the compensation of Mr. Ronovech, other accounts he manages and his ownership of Fund shares.

Other Service Providers to the Funds

The Funds use the same service providers. Sentinel Administrative Services, Inc. ("SASI") provides the Funds with certain transfer agency, fund accounting and financial administration services under a Fund Services Agreement with the Trust. SASI is a wholly owned subsidiary of the Adviser and is located at One National Life Drive, Montpelier, Vermont 05604.

State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Funds' custodian (the "Custodian"). The Custodian is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, is the Fund's independent registered public accounting firm. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Trust.

Additional information regarding service providers can be found in the Funds’ Statement of Additional Information under “Fund Services Arrangements”.

Combined Fund. Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distribution and Shareholder Servicing Arrangements

Sentinel Financial Services Company ("SFSC") acts as the principal underwriter of shares of the Funds. Its principal business address is One National Life Drive, Montpelier, Vermont 05604. SFSC receives no compensation from the Trust for acting as principal underwriter. Under the Distribution Agreement, SFSC shall use its best efforts to continuously offer the Funds' shares to separate accounts of insurance companies and other eligible investors. This contract may be terminated by either party thereto on 60 days' written notice, without penalty, and it terminates automatically in the event of its assignment. The Distribution Agreement of the Trust must be approved annually in one of the same ways as described above for the advisory agreement.

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Purchasing and Selling Fund Shares

The following describes the purchase, redemption, and exchange policies and procedures of the Funds. These policies and procedures are the same for both Funds, and will apply to the Combined Fund.

Shares of the Funds are not available directly to the public. Shares of the Funds are offered, without sales charge, at each Fund's net asset value per share, only to variable life insurance and variable annuity separate accounts of life insurance companies and may be offered to certain other eligible investors. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Funds are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under such contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Fund corresponding to that subaccount. A separate account purchases and redeems shares of the Funds for its subaccounts at net asset value without sales charges or redemption charges.

On each day that a Fund's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners or payees that have been processed on that day. A separate account purchases and redeems shares of each Fund at that Fund's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures under which a contract owner or payee may allocate his or her interest in a separate account to a subaccount using the shares of one of the Funds as an underlying investment medium.

Offering of Fund Shares to Separate Accounts of Insurance Companies

The Funds may offer their shares to separate accounts of insurance companies that are not affiliated with each other and qualified retirement plans under a "mixed and shared" funding arrangement. Due to differences in tax treatment and other considerations, the interests of separate accounts may present certain conflicts of interest. For example, violation of the federal tax laws by one of several insurance company separate accounts investing in a Fund could cause the Fund to lose its tax-deferred status unless remedial actions were taken. The Funds do not foresee such conflicts. The Board of Trustees will continue to monitor the existence of any material conflicts and determine what action, if any, should be taken should one arise. If a Fund were to sell portfolio securities to pay redemption proceeds to a separate account withdrawing because of a conflict, then the Fund's net asset value could decrease.

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Pricing of Fund Shares

Net asset value for each class of shares of a Fund is calculated each day that the New York Stock Exchange (“NYSE”) is open, as of the close of business of the NYSE, based on prices at the time of closing of regular trading. Each Fund currently offers only one class of shares. The NYSE generally closes at 4:00 p.m. Eastern time. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

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Equity securities that are traded on a national or foreign securities exchange and over-the-counter ("OTC") securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value and are reviewed to determine that no material variation exists between cost and market. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund's pricing time but after the close of the securities' primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds' Board of Trustees. The Board has delegated this responsibility to the Sentinel Valuation Committee (the "Valuation Committee"), established by Sentinel and subject to the Board's review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds' custodian bank and fund accounting service provider, State Street Bank and Trust Company ("SSB"). Sentinel Administrative Services, Inc., the Funds' administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

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The Valuation Committee, SSB and Sentinel Administrative Services, Inc. perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if Sentinel Administrative Services, Inc. believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Additional Information

Excessive Trading Policy. Excessive trading (which may be the result of market timing) by shareholders of any mutual fund - in particular non-money market funds - may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders. Excessive trading may cause a Fund to retain more cash than the Fund's portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests. The Funds will not accommodate excessive trading in any Fund, and they have therefore adopted policies and procedures that are designed to deter such trading. These policies and procedures have been reviewed and approved by the Board of Trustees of the Funds. Under the excessive trading policy, a Fund will reject any purchase order or exchange request if the Fund has determined (i) that a policyholder has a history of excessive trading (generally six or more in-and-out transactions in a Fund within a rolling twelve-month period), or (ii) that a policyholder's trading, in the judgment of the Fund, has been or may be disruptive to a Fund. In making this judgment, a Fund may consult with a separate account or consider trading done in multiple policies under common ownership or control.

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Policyholders who engage in certain types of regular transactions may be permitted to invest in the Funds if Sentinel determines that their transactions do not constitute excessive trading and are not adverse to the Funds. Examples of policyholders who may be permitted to invest under this provision are persons who make regular periodic allocations to the subaccount investing in the Fund and persons who regularly rebalance their allocations to the subaccounts investing in the Funds.

The excessive trading policy applies uniformly to all policyholders, including policyholders who trade through intermediaries. However, no Fund makes any representation that it can identify and reject all exchange requests or purchase orders in violation of the policy, and as a result policyholders are subject to the risks described above.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Funds is December 31. The financial highlights of the Small Company Fund are included with this Combined Prospectus/Information Statement at Appendix B and information for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.

The financial highlights of the Mid Cap Fund are contained in the Annual Report to shareholders of Sentinel Variable Products Trust relating to the Mid Cap Fund for the fiscal year ended December 31, 2015, and have been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm. That Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Sentinel Investments at One National Life Drive, Montpelier, VT 05604, and, with respect to the Mid Cap Fund, is incorporated by reference into this Combined Prospectus/Proxy Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Form of Plan of Reorganization found in Appendix A.

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The Trust will determine a specific date for the Reorganization to take place. This is called the “Closing Date”. The Plan of Reorganization provides that substantially all of the assets and liabilities of the Mid Cap Fund will be transferred to the Small Company Fund in exchange for shares of the Small Company Fund and the assumption, by the Small Company Fund, of all the liabilities of the Mid Cap Fund. The shares of the Small Company Fund issued to the Mid Cap Fund will have an aggregate net asset value equal to the aggregate net asset value of the Mid Cap Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). Upon receipt by the Mid Cap Fund of the shares of the Small Company Fund, the Mid Cap Fund will distribute the shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Small Company Fund shares to the Mid Cap Fund shareholders will be accomplished by opening new accounts on the books of the Small Company Fund in the names of the Mid Cap Fund shareholders and transferring to those shareholder accounts the shares of Small Company Fund. Such newly-opened accounts on the books of Small Company Fund will represent the respective pro rata number of shares of the Small Company Fund that the Mid Cap Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Mid Cap Fund shareholder will own shares of the Small Company Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Mid Cap Fund that they owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Mid Cap Fund shareholders in connection with their receipt of shares of the Small Company Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date the Mid Cap Fund will transfer to the Small Company Fund substantially all of its assets, except for cash in an amount necessary to pay accrued but unpaid liabilities of the Mid Cap Fund, in exchange solely for shares of beneficial interest of the Small Company Fund. The net asset value of the shares issued by the Small Company Fund will be equal to the value of the assets of the Mid Cap Fund transferred to the Small Company Fund as of the Closing Date, as determined in accordance with the Small Company Fund’s valuation procedures, net of the assumption by the Small Company Fund of liabilities of the Mid Cap Fund. In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the Mid Cap Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income, if any, as of such date.

The Mid Cap Fund expects to distribute the shares of beneficial interest of the Small Company Fund to its shareholders promptly after the Closing Date. Thereafter, the Mid Cap Fund will be terminated as a series of the Trust.

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The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization provides that, unless waived in accordance with the Plan of Reorganization, the consummation of the Reorganization is conditioned upon, among other things: (i) receipt by the Trust of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to each Fund and the shareholders of the Mid Cap Fund; and (ii) an opinion from counsel that the shares of the Trust representing the Small Company Fund to be issued in connection with the Reorganization are duly authorized and validly issued, fully paid, and non-assessable. The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Trust determines the Reorganization is inadvisable. The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	The review of the investment objectives, restrictions, policies and strategies of the Mid Cap Fund and the Small Company Fund. See “Comparison of the Mid Cap Fund and the Small Company Fund—Investment Objectives and Principal Investment Strategies,” , “—Comparison of Investment Objectives”, and “— Comparison of Investment Strategies.”

After the Reorganization, shareholders will be invested in a Combined Fund with the same investment objective and similar investment strategies.

•	The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base.

•	The expectation that, because of the larger asset size of the Combined Fund, the shares of the Combined Fund to be received by the Mid Cap Fund shareholders in the Reorganization will be subject to generally lower gross annual operating expense ratios than the gross annual operating expense ratios of the Mid Cap Fund shares held by the Mid Cap Fund shareholders prior to the Reorganization.

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•	Both Funds are managed by Sentinel Asset Management, Inc., and the same team of investment professionals.

•	The expectation that prospects for growth of the Combined Fund are greater than the prospects for growth of the Mid Cap Fund as a separate Fund.

•	There is expected to be no gain or loss recognized by the Mid Cap Fund shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Plan of Reorganization provides for a tax-free transfer of substantially all of the assets and liabilities of the Mid Cap Fund in exchange for shares of the Small Company Fund. Shareholders will receive shares of the Small Company Fund equivalent to the aggregate net asset value of shares of the Mid Cap Fund, and are expected to pay no U.S. federal income tax on the transaction. In addition, prior to the Reorganization, the Mid Cap Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, if any. Owners of variable life insurance policies or variable annuity contracts are not expected to recognize any income or gains for federal income tax purposes from this dividend.

•	The Board considered that the Mid Cap Fund’s prospects for growth are small.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Mid Cap Fund and that the interests of the shareholders of the Mid Cap Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The Reorganization is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, neither the Mid Cap Fund nor its shareholders, nor the Small Company Fund nor its shareholders, will recognize gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. The aggregate tax basis of the Small Company Fund’s shares received by shareholders of the Mid Cap Fund will be the same as the aggregate basis of the Mid Cap Fund’s shares for which they are exchanged; and the holding period of the Small Company’s shares received by each shareholder of the Mid Cap Fund will include the holding period of the Mid Cap Fund shares for which they are exchanged, provided that such shares were held as capital assets at the time of the Reorganization.

It is a condition to the closing of the Reorganization that the Trust receive an opinion from tax counsel that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code, based on the existing provisions of the Code, current administrative rules and court decisions, and certain representations from the Funds. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. No tax ruling from the Internal Revenue Service regarding the Reorganization has been or will be requested. As a result of the Reorganization, and assuming it qualifies as a tax-free reorganization, the Small Company Fund will succeed to the tax attributes of the Mid Cap Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization.

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In addition, prior to the Closing Date, the Mid Cap Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Mid Cap Fund’s shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date. Owners of variable life insurance policies or variable annuity contracts are not expected to recognize any income or gains for federal income tax purposes from this dividend.

The Reorganization will not require the Mid Cap Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Small Company Fund, nor will the Reorganization require the Small Company Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with its investment policies. Assets of the Mid Cap Fund will not be sold if, in the judgment of management or tax counsel, such sales would affect the classification of the Reorganization as tax-free for federal income tax purposes.

Shareholders of the Mid Cap Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Also, because the above discussion relates only to federal income tax consequences of the Reorganization, those shareholders should also consult their tax advisors about foreign, state and local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

The costs of the Reorganization, including the legal costs associated with the Reorganization (including the costs of the legal opinions to be received pursuant to the Plan of Reorganization) and the costs related to the printing and mailing of this Combined Prospectus/Information Statement and accompanying information and the operational and system programming costs related to the Reorganization will be paid by Sentinel Asset Management, Inc. The total costs are currently estimated to be approximately $25,000.

Required Vote

The approval of the Proposal will require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of the Mid Cap Fund means the vote, at the annual or a special meeting of the security holders of the Mid Cap Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of the Mid Cap Fund are present in person or by proxy; or (B) of more than 50% of the outstanding voting securities of the Mid Cap Fund, whichever is less.

As the legal owner of the shares of the Funds that comprise the Trust, the Insurance Company Entities have the right to vote upon any matter that may be voted upon at the Meeting. The Insurance Company Entities will vote Fund shares in accordance with the instructions of policy- and contract-owners and will vote Fund shares held in each sub-account for which policy- and contract-owners do not send timely instructions in the same proportion (for, against or abstain) as those shares in that sub-account for which instructions are received. The effect of proportional voting is that if a large number of policy- and contract-owners fail to give voting instructions, a small number of policy- and contract-owners may determine the outcome of the vote.

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The number of shares held in each sub-account attributable to a policy or contract for which the policy- or contract-owner may provide voting instructions was calculated by dividing the policy’s or contract’s value in that sub-account as of the Record Date by the net asset value per share of the corresponding Fund as of the Record Date. For each share of a Fund in which policy- and contract-owners have no interest, including any shares held in an Insurance Company Entity’s general account, the Insurance Company Entity will cast votes, for or against any matter, in the same proportion as votes cast by policy- and contract-owners providing voting instructions.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies FOR all the Reorganization. Shareholders may vote FOR or WITHHOLD their vote for the Reorganization. If you return your proxy card and give no voting instructions, your shares will be voted FOR the Reorganization. WITHHOLD votes are counted as present for purposes of determining a quorum.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to the Small Company Fund and the Mid Cap Fund.

SECURITY OWNERSHIP

To the knowledge of the management of the Trust, there are no persons who would be considered beneficial owners of more than 5% of the outstanding shares of the Trust or any Fund. The following shareholders of record owned more than 5% of the outstanding shares of the Trust, or any Fund.

Fund	Name and Address of Record Owner	Shares Owned at April 1, 2016	Percentage Ownership April 1, 2016

Mid Cap	National Life Insurance Co One National Life Drive Montpelier VT 05604-0001	1,105,028.888	82.85%

	Phoenix Life Insurance Co 15 Tech Valley Dr E Greenbush NY 12061-4137	228,817.061	17.15%

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ADDITIONAL INFORMATION

Other Matters

The Board knows of no other matters that may come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP (“PwC”) serves as the independent registered accounting firm for each Fund. PwC has informed the Funds that it has no material direct or indirect financial interest in the Funds.

The following table sets forth the aggregate fees paid to PwC by all series of the Trust for the Funds’ two most recently completed fiscal years for professional services rendered for: (i) the audit of the Funds’ annual financial statements included in the Trust’s reports to shareholders; (ii) all other audit-related services provided to the Funds; and (iii) all other non-audit services provided to the Funds, the Adviser and entities controlling, controlled by or under common control with the Adviser that provide services to the Funds. For the Funds’ most recent fiscal year, PwC did not render any professional services for financial information systems design and implementation services to the Funds, the Adviser or entities controlling, controlled by or under common control with the Adviser that provide services to the Funds.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of PwC.

One or more representatives of PwC are expected to be available at the Meeting and will have an opportunity to make a statement if they so desire and to respond to questions from shareholders.

AUDIT FEES	AUDIT-RELATED FEES[1]	TAX FEES[2]	ALL OTHER FEES[3]	TOTAL

Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/14
$93,312	$86,400	$2,000	$2,000	$24,080	$23,000	$-	$-	$119,932	$111,400

1 Audit-related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Funds’ financial statements. Fees indicated here represent fees PwC billed the Funds’ transfer agent, Sentinel Administrative Services, Inc. for services related to the SSAE 16 report.

2 Tax fees consist of aggregate fees for tax services including the review of the Funds’ tax returns and responding to general tax questions.

3 All other fees consist of the aggregate fees billed for products and services provided by PwC other than audit, audit-related and tax services.

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All of the work in connection with the audit of the Funds’ financial statements was performed by full-time employees of PwC.

Except as disclosed under “Audit-Related Fees”, there were no non-audit fees billed by PwC for services rendered to the Trust, and rendered to the Funds’ Adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust for each of the Trust’s last two fiscal years.

Audit Committee Pre-Approval Policy. The policy of the Trust’s Audit Committee is to pre-approve (or establish a policy for the pre-approval of) all auditing services to be provided to the Trust by the independent auditor and to pre-approve (or establish policies for the pre-approval of) all non-auditing services, including tax services, to be provided to the Trust by the independent auditor. The Audit Committee also must pre-approve non-auditing services to be provided to the Adviser (and any entity controlling, controlled by or under common control with the Adviser) if the engagement relates directly to the operations and financial reporting of the Trust.

100% of the services described above were approved by the Audit Committee.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Shareholder Communications

Shareholders may send written communications to the Board of Trustees or to an individual Trustee by mailing such correspondence to the Trustee or Trustees at One National Life Drive, Montpelier, VT 05604. Such communications must be signed by the shareholder and identify the Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will be forwarded to the entire Board or to the individual Trustee, as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Shareholder Proposals” herein.

Trustee Attendance at Shareholder Meetings

The Trust has no formal policy regarding Trustee attendance at shareholder meetings.

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Shareholder Meetings

The Trust is not required by its Declaration of Trust to hold an annual meeting of shareholders. However, the Trust would be required to call special meetings of shareholders in accordance with the requirements of the 1940 Act to seek approval of new management and investment advisory arrangements, of new distribution arrangements or of a change in the fundamental policies, objectives or restrictions of any of the Funds of the Trust. The Trust is also required to hold a shareholder meeting to elect new Trustees at such time as less than two-thirds of the Trustees holding office have been elected by shareholders. The Declaration of Trust requires that a special meeting of shareholders be held upon the written request of shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting, provided that: (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting; and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

Shareholder Proposals

Shareholders of the Trust wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Trustees’ solicitation relating to such meeting is to be made. The persons named as proxies in future proxy materials of the Trust may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Trust a reasonable period of time before the Trustees’ solicitation relating to such meeting is made. Written proposals with regard to the Trust should be sent to the Secretary of the Trust, One National Life Drive, Montpelier, Vermont 05604.

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EXHIBIT A: COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

This table will help you compare the principal investment objectives, strategies and policies of each Fund.

Mid Cap Fund	Small Company Fund
Principal Investment Objective	Principal Investment Objective
The Fund seeks growth of capital.	The Fund seeks growth of capital.
Principal Investment Strategies	Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.	The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion.
The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.	The Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.
The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.
Up to 25% of the Fund's assets may be invested in securities within a single industry. For portfolio construction purposes, the Fund uses the Standard & Poor's MidCap 400 Index as a sector-weighting guide, generally using a plus or minus 25% weighting. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	Up to 25% of the Fund's assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.
The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers' company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to fund redemptions.	The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold, if the holding size exceeds the portfolio managers' company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Exhibit A-1

EXHIBIT B: FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The Funds have the following fundamental investment policies:

Pursuant to each Fund’s fundamental investment policies listed below, the Funds may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction:

1.	make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act;

2.	invest more than 25% of their total assets in a particular industry, although the Funds may from time to time invest more than 25% of their assets in broad industrial sectors;

3.	borrow money, except from banks in an amount up to 5% of a Fund's total assets for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities;

4.	purchase securities on margin;

5.	issue senior securities;

6.	loan money, but may lend its securities;

7.	deal in real estate, may not act as underwriter of securities issued by others, and may not purchase from or sell to any officer, director or employee of the Trust, the Adviser or underwriter, or any of their officers or directors, any securities other than shares of beneficial interest of the Trust;

8.	deal in commodities or commodities contracts; and

9.	invest in oil, gas or other mineral exploration or development programs or leases.

The Trust may not purchase more than 10% of the voting securities of any issuer. The Trust may not invest in companies for purposes of exercising control or management.

The Trust's investment policies will be affected by the insurance laws of certain states, which may impose certain limitations on the permissible investments of the Funds.

Non-Fundamental Policies of the Funds

Non-fundamental investment policies are established and may be changed by the Board of Trustees of the Trust (the “Board of Trustees”, or the “Board”) without shareholder approval. The following are the Funds’ non-fundamental investment policies.

Exhibit B-1

It is a nonfundamental policy of the Small Company Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in small companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change.

It is a nonfundamental policy of the Mid Cap Fund that it will not change its policy of investing, under normal circumstances, at least 80% of its assets in mid-cap companies, unless the Fund provides its shareholders with 60 days' prior written notice of such change.

Each Fund may at any time assume a temporary defensive position, if prudent in the opinion of the Adviser. In the event that any Fund assumes a temporary defensive position, it may invest without limitation in securities of the U.S. Treasury or U.S. government agencies or instrumentalities, or high quality money market instruments which are eligible investments for money market funds.

Restrictions and policies of the Funds, unless specifically identified as fundamental policies, may be changed by the Board, with any material changes to be reported to shareholders. Among those presently in effect is a policy which provides that assets of all Funds may be invested entirely or in part in U.S. government securities or an agency thereof, or held as cash deposits in a bank or trust company having assets of not less than $2,000,000,000. The securities of foreign issuers may be selected as being suitable for one or more of the Funds.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

Exhibit B-2

Appendix A:

Form of

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of [      ] (this “Plan”), and has been adopted by the Board of Trustees (“Board”) of Sentinel Variable Products Trust, a Delaware trust (the “trust”), to provide for the Reorganization (as defined below) of each of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund” or “Acquired Fund”) into the Sentinel Variable Product Small Company Fund (the “Small Company Fund” or “Acquiring Fund”). The capitalized terms used herein shall have the meanings ascribed to them in this Agreement.

PRELIMINARY STATEMENTS

A. Each Fund is a series of the Trust, which is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

B. The reorganization will consist of: (i) the acquisition by the Small Company Fund of substantially all of the property, assets and goodwill of the Mid Cap Fund and the assumption by the Small Company Fund of substantially all of the liabilities of the Mid Cap Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.01 each, of the Small Company Fund (the “Small Company Shares”); (ii) the distribution after the Closing Date (as defined in Paragraph 4) of Small Company Shares to the shareholders of the Mid Cap Fund; and (iii) the termination of the Mid Cap Fund as soon as practicable after the Closing (as defined in Paragraph 4), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

C. The Board has approved this Plan and determined that the Reorganization is advisable and in the best interests of the Trust and each participating Fund and that the interests of the existing shareholders of each participating Fund would not be diluted as a result of the Reorganization.

D. This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

PROVISIONS

1. PLAN OF REORGANIZATION.

(a) At the Closing (as that term is defined in Paragraph 4), the Mid Cap Fund will assign, deliver and otherwise transfer substantially all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the Small Company Fund. The Small Company Fund shall acquire these assets and shall assume these liabilities in exchange for the issuance to the Mid Cap Fund of Small Company Shares. In the course of the Reorganization, the Mid Cap Fund will distribute the Small Company Shares to its shareholders. The Small Company Shares to be distributed to Mid Cap Fund shareholders will have the same aggregate net asset value as such shareholders’ interest in the Mid Cap Fund that are held as of the Closing Date (as that term is defined in Paragraph 4). These transactions, with respect to each Mid Cap Fund, are referred to as the “Reorganization.” In this Plan, any references to the Small Company Fund or the Mid Cap Fund taking action shall mean and include all necessary actions of the Trust on behalf of the Small Company Fund or the Mid Cap Fund, respectively, unless the context of this Plan or the 1940 Act requires otherwise.

Appendix A-1

(b) The assets and liabilities of the Mid Cap Fund shall be exclusively assigned to and assumed by the Small Company Fund. All assigned debts, liabilities, obligations and duties of the Mid Cap Fund, to the extent that they exist at or after the Closing Date, shall after the Closing, attach to the Small Company Fund Shares and may be enforced against the Small Company Fund to the same extent as if the same had been incurred by the Small Company Fund. If the Mid Cap Fund is unable to make delivery of any of its portfolio securities, pursuant to this Paragraph, to the Small Company Fund because any of such securities purchased by the Mid Cap Fund have not yet been delivered to it by the Mid Cap Fund’s broker or brokers, then, in lieu of such delivery, the Mid Cap Fund shall deliver to the Small Company Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Small Company Fund, including brokers’ confirmation slips.

2. TRANSFER OF ASSETS. The assets of the Mid Cap Fund to be acquired by the Small Company Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Mid Cap Fund, and other property owned by the Mid Cap Fund as of the Closing Date, other than cash in an amount necessary to pay any accrued but unpaid liabilities of the Mid Cap Fund and payments made pursuant to Paragraph 9(l).

3. VALUATION OF ASSETS AND LIABILITIES. With respect to the Mid Cap Fund, the value of its assets and liabilities shall be the value of such assets and liabilities computed as of the time at which its net asset value is calculated at the close of business on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, on the Closing Date (the “Valuation Time”). In determining the value of the securities transferred by the Mid Cap Fund to the Small Company Fund, each security shall be priced in accordance with the pricing policies and procedures of the Small Company Fund as described in its current Prospectus and Statement of Additional Information, including any supplements thereto.

4. CLOSING AND CLOSING DATE. The exchange of the Mid Cap Fund’s assets for the Small Company Fund Shares and the consummation of other transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the “Closing Date”) shall be [   ], or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Trust, or at such other place as the parties may agree. All acts taking place at the Closing shall be deemed to take place as of 4:00 p.m. Eastern Time on the Closing Date, or at such other time and date as fixed by the Board or any duly authorized officer of the Trust, unless otherwise provided herein.

Appendix A-2

5. STATE FILINGS. Prior to the Closing Date, (i) the Mid Cap Fund shall make any filings with the State of Delaware that are required under the laws of the state of Delaware to be made prior to Closing, and (ii) the Small Company Fund shall make any filings with the State of Delaware that are required under the laws of the state of Delaware.

6. LIQUIDATION AND TERMINATION OF THE MID CAP FUND. As promptly as practicable after the Closing Date, the Mid Cap Fund shall distribute, in complete liquidation of the Mid Cap Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date, all of the Small Company Fund Shares received by the Mid Cap Fund. As promptly as practicable after the Closing Date and the consummation of the transactions described in Paragraph 1 of this Plan, the Trust shall take such additional steps as are necessary to liquidate, redeem all outstanding shares of stock of the Mid Cap Fund and terminate the Mid Cap Fund as a series of the Trust.

7. TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Small Company Fund Shares in a name other than the registered holder of the Mid Cap Fund shares on the books of the Mid Cap Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Small Company Fund Shares are to be issued and transferred.

9. REPRESENTATIONS OF THE MID CAP FUND. The Trust, on behalf of the Mid Cap Fund, represents and warrants, to the Small Company Fund, as follows:

(a) The Trust is a trust that is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Mid Cap Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Mid Cap Fund. The Trust, on behalf of the Mid Cap Fund, has all material federal, state and local authorizations necessary to own all of its properties and the assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Mid Cap Fund.

(b) The Trust is duly registered under the 1940 Act, as a management company of the open-end type, and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Mid Cap Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Mid Cap Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Trust with respect to the Mid Cap Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

Appendix A-3

(d) The audited financial statements of the Mid Cap Fund as of December 30, 2015 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements fairly reflect the financial condition and the results of operations of the Mid Cap Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Mid Cap Fund as reflected in the audited financial statements as of December 30, 2015, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Mid Cap Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph (d) above, there has been no material adverse change in the Mid Cap Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Mid Cap Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph (e), a decline in the net asset value of the Mid Cap Fund due to declines in the value of the Mid Cap Fund’s assets, the discharge of the Mid Cap Fund’s liabilities or the redemption of the Mid Cap Fund shares by Mid Cap Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Closing Date, all material federal and other tax returns and reports of the Mid Cap Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Mid Cap Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g) All issued and outstanding shares of common stock of the Mid Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Mid Cap Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Mid Cap Fund and has no outstanding securities convertible into any shares of the Mid Cap Fund.

Appendix A-4

(h) At the Closing Date, the Trust will have good and marketable title to the assets to be transferred to the Small Company Fund pursuant to Paragraph 2 of this Plan, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Small Company Fund has received notice and which have been taken into account in the net asset valuation of the Mid Cap Fund, and, upon delivery of the assets, the Small Company Fund will acquire good and marketable title to the assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Small Company Fund.

(i) The Trust has the power to enter into this Agreement with respect to the Mid Cap Fund and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein with respect to the Mid Cap Fund have been duly authorized by all necessary action on the part of the directors of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Mid Cap Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(k) Except for the effectiveness of the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust on behalf of the Mid Cap Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust on behalf of the Mid Cap Fund of the transactions contemplated by this Agreement, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Mid Cap Fund as described in Paragraph 11(g).

(l) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the assets as of the Valuation Time, the Mid Cap Fund shall have declared a dividend or dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Mid Cap Fund shareholders all of the Mid Cap Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

Appendix A-5

(m) The Mid Cap Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Mid Cap Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Mid Cap Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation withholding or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

(n) Except as otherwise disclosed to the Small Company Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Mid Cap Fund, threatened as to the Mid Cap Fund or any of its properties or assets or any person whom the Mid Cap Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Mid Cap knows of any facts which might form the basis for the institution of such proceedings and the Mid Cap Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

10. REPRESENTATIONS OF THE SMALL COMPANY FUND. The Trust, on behalf of the Small Company Fund, represents and warrants, to the Mid Cap Fund, as follows:

(a) The Trust is a trust that is duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Small Company Fund is a duly established, separate series of the Trust. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Small Company Fund. The Trust, on behalf of the Small Company Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Small Company Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Small Company Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Trust and the Small Company Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Trust and the Small Company Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph (c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Mid Cap Fund furnished to the Small Company Fund by the Trust, on behalf of the Mid Cap Fund. Any written information furnished by the Trust with respect to the Trust and the Small Company Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

Appendix A-6

(d) The audited financial statements of the Small Company Fund as of December 30, 2015 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Trust) fairly reflect the financial condition and the results of operations of the Small Company Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Small Company Fund as reflected in the audited financial statements of the Small Company Fund as of December 30, 2015, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Small Company Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph (d) above, there have been no material adverse changes in Small Company Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Small Company Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph (e), a decline in the net asset value of the Small Company Fund due to declines in the value of the Small Company Fund’s assets, the discharge of the Small Company Fund liabilities or the redemption of the Small Company Fund shares by Small Company Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Closing Date, all material federal and other tax returns and reports of the Small Company Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Small Company Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

Appendix A-7

(g) All issued and outstanding shares of the Small Company Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. The Small Company Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Small Company Fund and has no outstanding securities convertible into any shares of the Small Company Fund.

(h) At the Closing Date, the Trust, on behalf of the Small Company Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Mid Cap Fund has received notice at or prior to the Closing Date.

(i) The Trust has the power with respect to the Small Company Fund to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement with respect to the Small Company Fund and consummation of the transactions contemplated herein with respect to the Small Company Fund have been duly authorized by all necessary action on the part of the directors of the Trust. This Agreement constitutes a valid and binding obligation of the Trust, enforceable in accordance with its terms, and no other corporate action or proceedings by the Trust are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Small Company Fund Shares to be issued by the Trust and delivered for the account of the Mid Cap Fund shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Small Company Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Trust’s prospectus).

(k) The Small Company Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(l) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust on behalf of the Small Company Fund of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust of the transactions contemplated by this Agreement.

(m) Except as otherwise disclosed to the Mid Cap Fund, no material litigation, administrative or other proceedings or investigation is presently pending or, to the knowledge of the Small Company Fund, threatened as to the Small Company Fund or any of its properties or assets or any person whom the Small Company Fund may be obligated to directly or indirectly indemnify in connection with such litigation, proceedings or investigation. Neither the Trust nor the Small Company knows of any facts which might form the basis for the institution of such proceedings and the Small Company Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

Appendix A-8

11. CONDITIONS OF THE REORGANIZATION. Consummation of the Reorganization is subject to the following conditions:

(a) SHARES TO BE ISSUED UPON THE REORGANIZATION. The issuance of the Small Company Fund Shares will have been duly authorized and, when issued in accordance with the Plan and the resolutions of the Board authorizing their issuance, will be validly issued, fully paid, and non-assessable. The Small Company Fund Shares will be duly registered in conformity with applicable federal and state securities laws. No shareholder of the Small Company Fund shall have any preemptive right of subscription or purchase with respect to the applicable Small Company Fund Shares.

(b) MARKETABLE TITLE TO ASSETS. The Mid Cap Fund will have, as of the Closing Date, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the Small Company Fund. Upon delivery and payment for these assets, the Small Company Fund will have good and marketable title to the assets without restriction on the transfer of the assets.

(c) TAXES. As of the Closing Date, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed by the date required by law (including any extensions and are or will be correct in all material respects, and all federal and other taxes (including backup withholding and other withholding taxes) shown or required to be shown as due on such returns or reports or otherwise due shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(d) OPINION OF COUNSEL. The Trust shall have received opinions of counsel, with respect to the Reorganization, based upon customary representations and assumptions, in form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that:

(1)	the issuance of the Small Company Fund Shares to be issued to the Mid Cap Fund, as provided for by this Plan, have been duly authorized and upon issuance pursuant to the terms of this Plan and the resolutions of the Board authorizing their issuance against payment of the consideration set forth in this Plan, such shares will be validly issued, fully paid, and non-assessable, and no shareholder of the Small Company Fund has any preemptive right to subscription or purchase of such Small Company Fund Shares under the Trust’s Declaration of Trust or the Delaware Trust Law;

Appendix A-9

(2)	the Small Company Fund Shares and Mid Cap Fund Shares are duly classified as shares of a series of common stock of the Trust.

(3)	the consummation of the transactions contemplated by this Plan will not violate the Charter or Bylaws; and

(4)	to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as may be required under state securities laws, rules, and regulations.

Such opinion may state that such opinion is solely for the benefit of the Trust and its Board and officers. In giving such opinion, counsel may rely upon officers’ certificates and certificates of public officials.

(e) The Trust shall have received on or before the Closing Date opinions of counsel satisfactory to the Trust, based upon customary representations and assumptions, substantially to the effect that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code that the Mid Cap Fund and the Small Company Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, and that the Reorganization will have the following federal income tax consequences for the Mid Cap Fund’s shareholders, the Mid Cap Fund, and the Small Company Fund:

(1)	The acquisition by the Small Company Fund of substantially all of the assets of the Mid Cap Fund and the assumption by the Small Company Fund of the assumed liabilities, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”) and the Small Company Fund and the Mid Cap Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)	No gain or loss will be recognized by the Mid Cap Fund upon the transfer of substantially all of its assets to the Small Company Fund in exchange solely for the Small Company Fund Shares and the assumption by the Small Company Fund of its liabilities or on the simultaneous distribution of the Small Company Fund Shares to Mid Cap Fund shareholders;

(3)	No gain or loss will be recognized by the Small Company Fund as a result of the acquisition by the Small Company Fund of substantially all of the Mid Cap Fund’s assets;

(4)	No gain or loss will be recognized by Mid Cap Fund shareholders on the exchange of their Mid Cap Fund Shares solely for the Small Company Fund Shares;

(5)	The tax basis of the assets of the Mid Cap Fund received by the Small Company Fund in the Reorganization will be the same as the tax basis of those assets to the Mid Cap Fund immediately before the Reorganization;

Appendix A-10

(6)	The aggregate basis of the Small Company Fund Shares, both full and fractional, received by the Mid Cap Fund’s shareholders will be the same as the aggregate basis of the Mid Cap Fund Shares exchanged pursuant to the Reorganization;

(7)	The holding period of the Small Company Fund Shares, both full and fractional, received by the Mid Cap Fund’s shareholders will include the holding period of the Mid Cap Fund Shares exchanged pursuant to the Reorganization, provided that the Mid Cap Fund Shares were held as capital assets on the date of Reorganization;

(8)	The Small Company Fund’s holding period for the assets acquired from the Mid Cap Fund will include the period during which such assets were held by the Mid Cap Fund;

(9)	The Small Company Fund will succeed to and take into account certain tax attributes of the Mid Cap Fund, subject to the provisions and limitations of the Code. The tax year of the Mid Cap Fund will end on the date of its Reorganization.

(f) With respect to the Reorganization, the Board, at a meeting duly called for such purpose, shall have (1) approved this Plan and the transactions contemplated herein, and (2) authorized the issuance of the applicable Small Company Fund Shares as of 4:00 p.m. Eastern time on the Closing Date pursuant to the terms and provisions of this Plan.

(g) This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Mid Cap Fund in accordance with applicable law and the provisions of the Declaration of Trust. Certificates evidencing such approval shall have been delivered to the Small Company Fund. Notwithstanding anything herein to the contrary, neither the Mid Cap Fund nor the Small Company Fund may waive the conditions set forth in this Paragraph 11(g) with respect to the Reorganization.

(h) The Trust will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code. On or prior to the Closing Date, the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinions contemplated in this Plan, including providing a certificate to counsel containing such customary factual representations as counsel shall have reasonably requested

(i) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of assets pursuant to Paragraph 3 of this Plan, the Mid Cap Fund shall declare a dividend or dividends, with a record and ex-dividend date prior to the valuation of the assets, which together with all previous dividends shall have the effect of distributing to shareholders of the Mid Cap Fund all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date, and all of its net capital gain realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

Appendix A-11

12. TERMINATION. The Reorganization may be terminated and abandoned at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board or an authorized officer of the Trust, make proceeding with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of the Small Company Fund, the Mid Cap Fund, the Trust, or the Trust’s Board or officers.

13. AMENDMENT AND WAIVER. This Plan may be amended, modified, or supplemented at any time (to the fullest extent permitted by law) in such manner as may be mutually agreed upon in writing by officers of the Trust on behalf of the Small Company Fund and the Mid Cap Fund, and, unless otherwise provided herein, any duly authorized officer of the Trust may waive any condition to the consummation of the Reorganization if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of each Fund.

14. FEES AND EXPENSES. Fees and expenses incurred in connection with the Reorganization shall be paid for by Sentinel Asset Management, Inc. (“Sentinel”). Fees and expenses include, without limitation, expenses relating to the printing and mailing of the Combined Prospectus/Proxy Statement, solicitation costs, transfer agency fees, legal fees (including those incurred in connection with obtaining an opinion of counsel as to certain tax and other maters referred to in Paragraph 11), auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), and other related administrative and operational costs.

15. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of New York.

Appendix A-12

IN WITNESS WHEREOF, the Trust, on behalf of each of the Sentinel Variable Products Mid Cap Fund and the Sentinel Variable Products Small Company Fund, have duly executed this Agreement as of the date first written above.

Sentinel Variable Products Trust, on behalf of the Sentinel Variable Products Mid Cap Fund

Thomas H. Brownell President

Sentinel Variable Products Trust, on behalf of the Sentinel Variable Products Small Company Fund

Thomas H. Brownell President

Appendix A-13

APPENDIX B: FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Small Company Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. Per share data is calculated utilizing average daily shares outstanding. Information provided for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Fund’s Annual Report to Shareholders, which is available upon request.

			Income from Investment Operations			Less Distributions

Fund/Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period
Small Company
	12/31/11	$14.57	$(0.01)	$0.45	$0.44	$–	$0.37	$0.37	$14.64
	12/31/12	14.64	0.07	1.58	1.65	0.08	2.08	2.16	14.13
	12/31/13	14.13	0.01	4.88	4.89	0.01	2.69	2.70	16.32
	12/31/14	16.32	0.07	1.03	1.10	0.08	2.71	2.79	14.63
	12/31/15	14.63	(0.02)	(0.15)	(0.17)	–	2.32	2.32	12.14

Appendix B-1

	Ratios/Supplemental Data

Total return (%)*	Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover rate (%)

3.02	$56,670	0.75	(0.09)	30
11.44	54,505	0.75	0.46	48
34.72	62,134	0.80	0.09	47
6.68	57,935	0.78	0.45	72
(1.34)	48,938	0.78	(0.10)	77

Per share net investment income (loss) for each Fund is calculated utilizing the average shares method unless otherwise noted.
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by your insurance company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles. Total returns would have been lower in applicable years where the Funds' investment advisor had not waived a portion of its fee.

Appendix B-2

STATEMENT OF ADDITIONAL INFORMATION

MAY 12, 2016

SENTINEL VARIABLE PRODUCTS SMALL COMPANY FUND

A SERIES OF

SENTINEL VARIABLE PRODUCTS TRUST

SENTINEL VARIABLE PRODUCTS MID CAP FUND

A SERIES OF

SENTINEL VARIABLE PRODUCTS TRUST

One National Life Drive

Montpelier, VT 05604

1-800-282-3863

This Statement of Additional Information relates to the proposed reorganization (the “Reorganization”) of the Sentinel Variable Products Mid Cap Fund (the “Mid Cap Fund”), a series of Sentinel Variable Products Trust (the “Trust”) with and into the Sentinel Variable Products Small Company Fund (the “Small Company Fund”, and together with the Mid Cap Fund, the “Funds”), a series of the Trust.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated May 12, 2016 (the “Combined Prospectus/Information Statement”) for the Small Company Fund and the Mid Cap Fund. Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Sentinel Variable Products Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863. Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information which may be of interest to shareholders of the Mid Cap Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement. As described in the Combined Prospectus/Information Statement, the Reorganization would involve the acquisition by the Small Company Fund of all of the assets of the Mid Cap Fund in exchange for the assumption, by Small Company Fund, of all of the liabilities of the Mid Cap Fund and for shares of the Small Company Fund. The Mid Cap Fund would distribute Small Company Fund shares it receives to its shareholders in complete liquidation of the Mid Cap Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report. Requests should be directed to the Sentinel Variable Products Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863.

Table of Contents

ADDITIONAL INFORMATION ABOUT THE SENTINEL VARIABLE PRODUCTS SMALL COMPANY FUND AND THE SENTINEL VARIABLE PRODUCTS MID CAP FUND	2
FINANCIAL STATEMENTS	3

ADDITIONAL INFORMATION ABOUT THE
SENTINEL VARIABLE PRODUCTS SMALL COMPANY FUND AND THE SENTINEL VARIABLE PRODUCTS MID CAP FUND

For the Sentinel Variable Products Mid Cap Fund: Incorporates by reference the management’s discussion of fund performance, audited financial statements and the related report of the independent registered public accounting firm for the Sentinel Variable Products Mid Cap Fund contained in the Sentinel Variable Products Funds’ Annual Report for the fiscal year ended December 31, 2015 (SEC Accession No. 0001104659-16-103371), as filed with the Securities and Exchange Commission (the “SEC”).

For the Sentinel Variable Products Small Company Fund: Incorporates by reference the Statement of Additional Information of Sentinel Variable Products Trust dated April 30, 2015, as supplemented (SEC Accession No. 0001104659-13-034610), as filed with the Securities and Exchange Commission (the “SEC”), and Management’s discussion of fund performance, audited financial statements and the related report of the independent registered public accounting firm for the Sentinel Variable Products Small Company Fund contained in the Sentinel Variable Products Funds’ Annual Report for the fiscal year ended December 31, 2015 (SEC Accession No. 0001104659-16-103371), as filed with the SEC.

No parts of the Sentinel Variable Products Funds’ Annual Report unrelated to the Funds are incorporated by reference in this Statement of Additional Information.

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Pro Forma Financial Statements

Combined Fund

Fiscal Period Ended December 31, 2015

FINANCIAL STATEMENTS

Unaudited pro forma financial statements for the Combined Fund are provided on the following pages. The pro forma financial statements are presented as of December 31, 2015.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on December 31, 2015. The unaudited pro forma statement of operations reflects expenses for the twelve months ended December 31, 2015. The pro forma financial statements give effect to the proposed exchange of shares of the Small Company Fund for the assets and liabilities of the Mid Cap Fund, with Small Company Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the Small Company Fund will sell any securities of the Mid Cap Fund acquired in the Reorganization other than in the ordinary course of business.

Statement of Assets and Liabilities	Target Fund Mid Cap	Survivor Fund Small Company	Pro Forma Adjustments		Pro Forma Combined

Assets
Investments at value	$15,648,985	$48,478,157	$-		$64,127,142
Receivable for securities sold	-	1,702,071	-		1,702,071
Receivable for fund shares sold	-	12,255	-		12,255
Receivable for dividends	9,743	17,441	-		27,184
Total Assets	15,658,728	50,209,924	-		65,868,652

Liabilities
Payable for securities purchased	-	1,197,477	-		1,197,477
Payable for fund shares repurchased	1,983	10,652	-		12,635
Accrued expenses	15,685	38,921	-		54,606
Management fee payable	6,708	21,023	-		27,731
Fund service fee payable	1,342	4,205	-		5,547
Total Liabilities	25,718	1,272,278	-		1,297,996
Net Assets	$15,633,010	$48,937,646	$-		$64,570,656

Shares Outstanding	1,391,335	4,031,481	(103,491	) (a)	5,319,325

Net Asset Value per Share	$11.24	$12.14	-		$12.14

(a) The Pro Forma Combined Statements of Assets and Liabilities assumes the issuance of additional shares of the Small Company Fund as if the reorganization had taken place on December 31, 2015 and are based on the net asset value of the Small Company Fund.

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Statement of Operations	Target Fund Mid Cap	Survivor Fund Small Company	Pro Forma Adjustments		Pro Forma Combined

Investment Income
Income:
Dividends	$172,195	$370,767	$-		$542,962
Interest	-	3	-		3
Total Income	172,195	370,770	-		542,965

Expenses:
Management advisory fees	84,196	275,872	-		360,068
Transfer agent fees	4,250	4,300	-		8,550
Custodian fees	6,150	15,500	-		21,650
Accounting and administration services	16,839	55,175	-		72,014
Auditing fees	9,600	20,000	(4,750	) (a)	24,850
Legal fees	3,400	11,000	-		14,400
Reports and notices to shareholders	3,500	20,000	-		23,500
Trustee's and Chief Compliance Officer fees	5,250	17,150	-		22,400
Other expenses	3,824	9,037	(250	) (a)	12,611
Total Expenses	137,009	428,034	(5,000)		560,043
Net Investment Income (Loss)	$35,186	$(57,264)	$5,000		$(17,078)

Net Realized and Unrealized Gain (Loss)
on Investments
Realized gain (loss) on investments	1,787,136	7,645,785	-		9,432,921
Change in unrealized appreciation (depreciation)
of investments	(1,990,833)	(7,959,944)	-		(9,950,777)
Net Realized and Unrealized Gain (Loss)
on Investments	(203,697)	(314,159)	-		(517,856)
Change in Net Assets resulting from Operations	$(168,511)	$(371,423)	$5,000		$(534,934)

(a) Decrease due to the elimination of duplicative expenses by merging funds.

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		Target Fund Mid Cap		Survivor Fund Small Company		Pro Forma Combined
	% of Net		Market		Market		Market
Schedule of Investments	Assets	Shares	Value	Shares	Value	Shares	Value
Common Stocks	87.2%
Consumer Discretionary	16.0%
American Eagle Outfitters, Inc.				45,900	$711,450	45,900	$711,450
Ascena Retail Group, Inc.*		22,440	$221,034	36,100	355,585	58,540	576,619
Bloomin' Brands, Inc.		18,800	317,532	55,410	935,875	74,210	1,253,407
BorgWarner, Inc.		6,310	272,781			6,310	272,781
Coach, Inc.		10,610	347,265			10,610	347,265
John Wiley & Sons, Inc.		5,820	262,075			5,820	262,075
KB Home				42,900	528,957	42,900	528,957
LKQ Corp.*		8,420	249,484			8,420	249,484
MDC Partners, Inc.		14,880	323,194	34,034	739,218	48,914	1,062,412
Oxford Industries, Inc.				8,600	548,852	8,600	548,852
Penn National Gaming, Inc.*				32,580	521,932	32,580	521,932
PVH Corp.		1,920	141,408			1,920	141,408
Select Comfort Corp.*				35,170	752,990	35,170	752,990
Texas Roadhouse, Inc.				15,750	563,377	15,750	563,377
Tile Shop Holdings, Inc.*				19,700	323,080	19,700	323,080
TRI Pointe Group, Inc.*		30,880	391,250	77,900	986,993	108,780	1,378,243
Vitamin Shoppe, Inc.*				22,630	740,001	22,630	740,001
			2,526,023		7,708,310		10,234,333
Consumer Staples	0.5%
Flowers Foods, Inc.		14,690	315,688			14,690	315,688

Energy	1.7%
Core Laboratories NV		1,880	204,431			1,880	204,431
Dril-Quip, Inc.*				4,156	246,160	4,156	246,160
Forum Energy Tech., Inc.*				15,600	194,376	15,600	194,376
Noble Energy, Inc.		6,590	217,009			6,590	217,009
PDC Energy, Inc.*				4,400	234,872	4,400	234,872
			421,440		675,408		1,096,848
Financials	11.0%
East West Bancorp, Inc.		9,290	386,092	17,450	725,222	26,740	1,111,314
Endurance Specialty Holdings Ltd.				14,600	934,254	14,600	934,254
Evercore Partners, Inc.				9,070	490,415	9,070	490,415
Glacier Bancorp, Inc.				18,100	480,193	18,100	480,193
Invesco Ltd.		9,800	328,104			9,800	328,104
M&T Bank Corp.		1,400	169,652			1,400	169,652
PRA Group, Inc.*				12,850	445,767	12,850	445,767
PrivateBancorp, Inc.				17,600	721,952	17,600	721,952
Raymond James Financial, Inc.		4,710	273,039			4,710	273,039
Signature Bank*		1,090	167,173			1,090	167,173
Stifel Financial Corp.*				11,500	487,140	11,500	487,140
Webster Financial Corp.				19,400	721,486	19,400	721,486
Western Alliance Bancorp*				20,300	727,958	20,300	727,958
			1,324,060		5,734,387		7,058,447
Health Care	20.8%
AngioDynamics, Inc.*				43,394	526,803	43,394	526,803
Bio-Rad Laboratories, Inc.*		1,673	231,978	4,086	566,565	5,759	798,543
Bio-Techne Corp.		2,620	235,800	5,200	468,000	7,820	703,800
Capital Senior Living Corp.*				35,800	746,788	35,800	746,788

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		Target Fund Mid Cap		Survivor Fund Small Company		Pro Forma Combined
	% of Net		Market		Market		Market
Schedule of Investments	Assets	Shares	Value	Shares	Value	Shares	Value
Computer Programs & Systems, Inc.				10,700	532,325	10,700	532,325
DENTSPLY Int'l., Inc.		9,120	554,952			9,120	554,952
ExamWorks Group, Inc.*				12,900	343,140	12,900	343,140
Globus Medical, Inc.*				28,200	784,524	28,200	784,524
Greatbatch, Inc.*				9,200	483,000	9,200	483,000
Haemonetics Corp.*				15,580	502,299	15,580	502,299
HealthSouth Corp.				15,600	543,036	15,600	543,036
Henry Schein, Inc.*		2,910	460,333			2,910	460,333
ICON PLC*				6,520	506,604	6,520	506,604
Magellan Health Services, Inc.*				16,331	1,006,970	16,331	1,006,970
MEDNAX, Inc.*		5,820	417,061			5,820	417,061
NuVasive, Inc.*				9,940	537,853	9,940	537,853
Omnicell, Inc.*				24,300	755,244	24,300	755,244
Owens & Minor, Inc.				20,500	737,590	20,500	737,590
Patterson Cos, Inc.		2,900	131,109	9,400	424,974	12,300	556,083
Press Ganey Holdings, Inc.*				9,500	299,725	9,500	299,725
STERIS PLC		3,260	245,608	10,100	760,934	13,360	1,006,542
Varian Medical Systems, Inc.*		3,320	268,256			3,320	268,256
Zimmer Biomet Holdings, Inc.		2,540	260,579			2,540	260,579
			2,805,676		10,526,374		13,332,050
Industrials	17.4%
Ametek, Inc.		7,020	376,202			7,020	376,202
Clarcor, Inc.				10,374	515,380	10,374	515,380
Esterline Technologies Corp.*				5,960	482,760	5,960	482,760
Genesee & Wyoming, Inc.*		7,590	407,507	9,270	497,706	16,860	905,213
Healthcare Services Group, Inc.				20,700	721,809	20,700	721,809
Hub Group Inc.*				14,070	463,606	14,070	463,606
IHS, Inc.*		2,230	264,099			2,230	264,099
Jacobs Engineering Group, Inc.*		9,100	381,745			9,100	381,745
Knight Transportation, Inc.		9,700	235,031	28,250	684,498	37,950	919,529
Masco Corp.		8,090	228,947			8,090	228,947
Mobile Mini, Inc.				19,600	610,148	19,600	610,148
MYR Group, Inc.*				18,960	390,766	18,960	390,766
Quanta Services, Inc.*		23,500	475,875	26,100	528,525	49,600	1,004,400
Regal Beloit Corp.				8,350	488,642	8,350	488,642
Ritchie Bros Auctioneers, Inc.				18,110	436,632	18,110	436,632
Stericycle, Inc.*		2,090	252,054			2,090	252,054
Team, Inc.*				13,400	428,264	13,400	428,264
Toro Co.				9,600	701,472	9,600	701,472
Waste Connections, Inc.		9,280	522,649	9,200	518,144	18,480	1,040,793
Woodward Governor Co.				11,200	556,192	11,200	556,192
			3,144,109		8,024,544		11,168,653
Information Technology	18.3%
Acxiom Corp.*				27,000	564,840	27,000	564,840
Aspen Technology, Inc.*				13,000	490,880	13,000	490,880
Bottomline Technologies de, Inc.*				16,700	496,491	16,700	496,491
CommVault Systems, Inc.*				13,500	531,225	13,500	531,225
Dolby Laboratories, Inc.		11,830	398,079			11,830	398,079
Finisar Corp.*				48,200	700,828	48,200	700,828
j2 Global, Inc.				6,400	526,848	6,400	526,848

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		Target Fund Mid Cap		Survivor Fund Small Company		Pro Forma Combined
	% of Net		Market		Market		Market
Schedule of Investments	Assets	Shares	Value	Shares	Value	Shares	Value
Microchip Technology, Inc.		8,940	416,068			8,940	416,068
Microsemi Corp.*				16,200	527,958	16,200	527,958
Nuance Communications, Inc.*		34,110	678,448	42,000	835,380	76,110	1,513,828
ON Semiconductor Corp.*		28,460	278,908	45,200	442,960	73,660	721,868
Open Text Corp.		5,250	251,633	11,140	533,940	16,390	785,573
Plantronics, Inc.		4,810	228,090	9,990	473,726	14,800	701,816
QLogic Corp.*				81,420	993,324	81,420	993,324
Rovi Corp.*				11,900	198,254	11,900	198,254
Ruckus Wireless, Inc*				7,700	82,467	7,700	82,467
Rudolph Technologies, Inc.*				34,100	484,902	34,100	484,902
Skyworks Solutions, Inc.		2,730	209,746			2,730	209,746
Tower Semiconductor Ltd.*				59,800	840,788	59,800	840,788
Xcerra Corp.*				90,400	546,920	90,400	546,920
			2,460,972		9,271,731		11,732,703
Materials	1.5%
Berry Plastics Group, Inc.*				20,400	738,072	20,400	738,072
Steel Dynamics, Inc.		13,940	249,108			13,940	249,108
			249,108		738,072		987,180

Total Domestic Common Stocks			13,247,076		42,678,826		55,925,902

Domestic Exchange Traded Funds	3.7%
Index	3.7%
iShares Russell 2000
Growth ETF				17,200	2,397,852	17,200	2,397,852
Foreign Stocks & ADR’s	1.7%
Israel	1.7%
NICE Systems Ltd. ADR*		5,490	314,687	13,430	769,807	18,920	1,084,494

Real Estate Investment Trusts	2.0%
Financials	2.0%
Corporate Office Properties Trust(a)				34,600	755,318	34,600	755,318
Digital Realty Trust, Inc.(a)		4,610	348,608			4,610	348,608
Gaming and Leisure Properties, Inc.		6,640	184,592			6,640	184,592
Total Real Estate
Investment Trusts			533,200		755,318		1,288,518

Institutional Money Market Funds	5.4%
State Street Institutional US
Government Money Market Fund		1,554,022	1,554,022	1,876,354	1,876,354	3,430,376	3,430,376

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		Target Fund Mid Cap		Survivor Fund Small Company		Pro Forma Combined
	% of Net		Market		Market		Market
Schedule of Investments	Assets	Par	Value	Par	Value	Par	Value

Total Investments at Market Value			$15,648,985		$48,478,157		$64,127,142

Total Investments at Cost			$14,313,809		$43,025,736		$57,339,545

(*) Non-income producing.

(a) Return of Capital paid during the fiscal period.

ADR - American Depository Receipt

Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION: The Pro Forma Combined Statement of Assets and Liabilities, Pro Forma Combined Statement of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the Mid Cap and Small Company Fund. The proposed reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganization provides for the transfer of the assets and liabilities of the Mid Cap to the Small Company Fund with the Small Company Fund being accounting survivor.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Mid Cap Fund and the Small Company Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The Mid Cap Fund and the Small Company Fund are both open-end management investment companies registered under the Investment Company Act of 1940, as amended.

2. PRO FORMA ADJUSTMENTS: Statement specific pro forma adjustments are listed at the end of each Pro Forma Combined Statement or Schedule.

3. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the acquirer, Small Company Fund, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. USE OF ESTIMATES-- The financial statements have been prepared in conformity with GAAP, which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

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B. SECURITY VALUATION-- Equity securities, including Exchange Traded Funds (“ETFs”), that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern time, each day that the NYSE is open for business. Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service. Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices. OTC securities not listed on the NASDAQ National Market System are valued at the bid prices. Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The bid price is generally used for valuation purposes. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value, and are reviewed to determine that no material variation exists between cost and market. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in cleared or non-exchange traded derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund’s pricing time but after the close of the securities’ primary markets, including an unscheduled early closing of a primary exchange or when trading in a particular security is halted during the day and does not resume prior to the time a Fund’s net asset value is calculated, will be fair valued under procedures adopted by the Funds’ Board of Trustees (the “Board”). The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel Asset Management, Inc. (“SAMI”), a subsidiary of NLV Financial Corporation, and subject to its review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator and a subsidiary of SAMI, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by SAMI, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

9

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by SAMI for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

C. SECURITY TRANSACTIONS AND RELATED INCOME-- For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. EXPENSES-- Direct expenses of a Fund are charged to that Fund while common expenses of Sentinel Variable Products Trust are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts.

E. DIVIDENDS AND DISTRIBUTIONS--The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital.

10

F. PORTFOLIO RE-POSITIONING – The Reorganization will not require the Mid Cap Fund or Small Company Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Small Company Fund, nor will the Reorganization require the Mid Cap Fund or Small Company Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations of the Small Company Fund. The Small Company Fund may experience temporary increased portfolio turnover as a result of re-positioning of the portfolio of a securities it receives in the Reorganization, which may result in the realization of capital gains or losses. However, we cannot be certain of the impact of such re-positioning nor do we expect that such re-positioning would affect a material percentage of the portfolio.

11

PART C

OTHER INFORMATION

Item 15. Indemnification

Article 10.5 of the Registrant's Declaration of Trust provides for the indemnification of the Registrant's trustees, officers, employees and agents:

Section 10.5.1 Indemnification of Covered Persons. Subject to the exceptions and limitations contained in Section 10.5.2, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a Covered Person), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him or her in settlement thereof.

Section 10.5.2 Exceptions. No indemnification shall be provided hereunder to a Covered Person:

(a) For any liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 10.5.2) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 10.5.5) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

Section 10.5.3 Rights of Indemnification. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Section 10.5.4 Expenses of Indemnification. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 10.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 10.5, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

Section 10.5.5 Certain Defined Terms Relating to Indemnification. As used in this Section 10.5, the following words shall have the meanings set forth below:

(a) A Disinterested Trustee is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

(b) Claim, action, suit or proceeding shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

(c) Liability and expenses shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. Trustees and officers of the Registrant are also covered by directors and officers liability insurance policies that became effective as to it on March 14, 2000, with a total coverage of $15,000,000. Additional excess coverage of $20,000,000 is available to officers and interested Trustees under another policy maintained by National Life Insurance Company.

Item 16. Exhibits

(1)(a)	Amended and Restated Declaration of Trust (10)
(1)(b)	Form of Instrument of Establishment, Designation, Preferences, Rights and Limitations of Series of Shares creating Sentinel Variable Products Balanced Fund and Sentinel Variable Products Bond Fund (4)
(2)	None.
(3)	Portions of the Declaration of Trust of the Registrant defining the rights of holders of shares of the Registrant (1)
(4)	Form of Agreement and Plan of Reorganization *
(5)	Portions of the Declaration of Trust of the Registrant defining the rights of holders of shares of the Registrant (1)

(6)(a)	Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Small Company Fund, Sentinel Variable Products Growth Index Fund, Sentinel Variable Products Money Market Fund, and Sentinel Asset Management, Inc. ("Advisor") effective as of November 1, 2000. (2)
(6)(b)	Amendment to the Investment Advisory Agreement between the Registrant, on behalf of Sentinel Variable Products Common Stock Fund, Sentinel Variable Products Mid Cap Growth Fund, Sentinel Variable Products Small Company Fund, Sentinel Variable Products Growth Index Fund, Sentinel Variable Products Money Market Fund, and Sentinel Asset Management, Inc. ("Advisor"), effective as of November 19, 2008. (8)
(7)(a)	Distribution Agreement between the Registrant and Sentinel Financial Services Company (“SFSC”), dated as of March 1, 1993 (1)
(7)(b)	Participation Agreement between the Registrant, National Life Insurance Company and Equity Services, Inc. effective as of July 27, 2000 (2)
(7)(c)	Transfer and Assumption Agreement among Equity Services, Inc., Sentinel Financial Services Company, National Life Insurance Company and Registrant effective as of May 18, 2007 (7)
(7)(d)	Fund Participation Agreement among the Registrant, Sentinel Financial Services Company and Phoenix Life and Annuity Company effective as of September 7, 2007 (7)

(7)(e)	Fund Participation Agreement among the Registrant, Sentinel Financial Services Company and Phoenix Life Insurance Company effective as of September 7, 2007 (7)
(7)(f)	Fund Participation Agreement among the Registrant, Sentinel Financial Services Company and Phoenix Life and PHL Variable Insurance Company effective as of September 7, 2007 (7)
(7)(g)	Fund Participation Agreement between Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, Sentinel Variable Product Trust, Sentinel Asset Management, Inc. and Sentinel Financial Services, Company effective as of April 29, 2009 (9)
(7)(h)	Fund Participation Agreement between Symetra Life Insurance Company, Sentinel Variable Product Trust, Sentinel Asset Management, Inc. and Sentinel Financial Services, Company effective as of March 30, 2012 (10)
(8)(a)	National Life Insurance Company 401(k) Plan (6)
(8)(b)	National Life Insurance Company Pension Plan (6)
(8)(c)	National Life Insurance Company Supplemental Pension Plan (6)
(9)	Custody Contract between the Registrant and State Street Bank and Trust Company (2)
(10)	None
(11)	Opinion and Consent of Counsel
(12)	Opinion and Consent of Counsel on Tax Matters**
(13)(a)	Fund Services Agreement between the Registrant and Sentinel Administrative Services Company(2)
(13)(b)	Transfer and Assumption Agreement between Sentinel Administrative Services, Inc. and Sentinel Administrative Services Company dated March 30, 2006 (6)
(13)(c)	Information Sharing Agreement between Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and the Registrant dated September 7, 2007 (7)
(13)(d)	Administration Services Agreement between Sentinel Administrative Services Inc. and Phoenix Life Insurance Company effective as of September 7, 2007 (7)
(13)(e)	Information Sharing Agreement between National Life Insurance Company and the Registrant dated April 17, 2007 (2)
(13)(f)	Form of Indemnification Agreement (7)

(14)(a)	Consent of the independent registered public accounting firm
(15)	Non Applicable.
(16)	Non Applicable.
(17)(a)	Prospectus of the Registrant dated March 30, 2015, as supplemented July 1, 2014, as further supplemented (16)
(17)(b)	Statement of Additional Information related to the Registrant, dated April 30, 2015, as supplemented
(17)(c)	Annual Report to shareholders of the Registrant for the fiscal year ended November 30, 2015 (16)
(17)(d)	Form of Proxy Card
(17)(e)	Form of Voting Instruction Card

________________________________

* Attached as Appendix A to the Combined Prospectus/ Information Statement

** To be filed by amendment.

(1)	Reference is made to Article 1, Article 4 (Sections 4.2, 4.3, 4.8, 4.9.3, 4.9.5, 4.9.5.5, 4.9.5.6), Article 5 (Sections 5.4, 5.6, 5.8, 5.10, 5.10.1, 5.11, 5.11.1, 5.11.7), Article 8 (Sections 8.1, 8.5, 8.6), Article 9 (Sections 9.1, 9.2.2), Article 10 (Sections 10.1, 10.1.1, 10.2, 10.5, 10.5.1, 10.5.2), Article 11 (Section 11.3) and Article 12 of the Amended and Restated Declaration of Trust.
(2)	Filed on October 18, 2000 as an Exhibit to Pre-Effective Amendment No. 1 to the Registration Statement.
(3)	Filed on February 14, 2003 as an Exhibit to Post-Effective Amendment No. 3 to the Registration Statement.
(4)	Filed on May 1, 2003 as an Exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(5)	Filed on May 1, 2006 as an Exhibit to Post-Effective Amendment No. 9 to the Registration Statement.
(6)	Filed on March 30, 2007 as an Exhibit to Post-Effective Amendment No. 112 to the registration statement on Form N-1A of Sentinel Group Funds, Inc. (811-00214).
(7)	Filed on May 1, 2008 as an Exhibit to Post-Effective Amendment No. 10 to the Registration Statement.
(8)	Filed on May 1, 2009 as an Exhibit to Post-Effective Amendment No. 11 to the Registration Statement.
(9)	Filed on February 19, 2010 as an Exhibit to Post-Effective Amendment No. 12 to the Registration Statement.
(10)	Filed on April 30, 2012 as an Exhibit to Post-Effective Amendment No. 16 to the Registration Statement.
(11)	Filed on April 30, 2014 as an Exhibit to Post-Effective Amendment No. 20 to the Registration Statement
(15)	Incorporated by reference to the Form N-CSR to be filed on or about March 8, 2016.
(16)	Incorporated by reference to the Post-Effective Amendment No. 22 to the Registration filed on Form N-1A on April 30, 2015, and the supplements filed on March 3, 2016 and March 30, 2016.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) Pursuant to the requirements of Form N-14, the undersigned Registrant undertakes to file, by post-effective amendment to the Registration Statement, an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus that is part of the Registration Statement within a reasonable time after receipt of such opinion.

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Montpelier and State of Vermont, on the 11th  day of April, 2016.

SENTINEL VARIABLE PRODUCTS TRUST (Registrant)

By:	/s/ Thomas H. Brownell
Thomas H. Brownell
President

Each person whose signature appears below hereby authorizes Lisa Muller, Thomas H. Brownell and Philip G. Partridge or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Thomas H. Brownell
Thomas H. Brownell	President	April 11, 2016
(Principal Executive Officer)

/s/ Thomas Malone
Thomas Malone	Vice President & Treasurer (Principal Financial and Accounting Officer)	April 11, 2016
/s/ Mehran Assadi
Mehran Assadi	Chair (Director)	April 11, 2016
/s/ William McMeekin
William McMeekin	Trustee	April 11, 2016
/s/ Michael Nobles
Michael Nobles	Trustee	April 11, 2016
/s/ Nancy Pope
Nancy Pope	Trustee	April 11, 2016

Exhibit Index

Exhibit Number	Exhibit

(11)(a)	Opinion and Consent of Counsel
(14)(a)	Consent of the independent registered public accounting firm
(17)(d)	Form of Proxy Card
(17)(e)	Form of Voting Instruction Card